Exhibit 99.2

FOURTH SUPPLEMENTAL INDENTURE

        This FOURTH SUPPLEMENTAL INDENTURE (the “Supplemental Indenture”) dated as of July 10, 2008 among OMNICOM GROUP INC., a New York corporation (the “Company”), OMNICOM CAPITAL INC., a Connecticut corporation (“OCI”), OMNICOM FINANCE INC., a Delaware corporation (“OFI” and together with the Company and OCI, the “Issuers”), and DEUTSCHE BANK TRUST COMPANY AMERICAS (as successor to JPMorgan Chase Bank, N.A.), as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H:

        WHEREAS, the Issuers and the Trustee have heretofore executed and delivered to the Trustee an Indenture, dated March 6, 2002, as amended by the First Supplemental Indenture, dated February 13, 2004, the Second Supplemental Indenture, dated August 12, 2004 and the Third Supplemental Indenture, dated November 4, 2004 (as so amended, the “Indenture”), providing for the issuance of an aggregate principal amount of up to $900,000,000 of Zero Coupon Zero Yield Convertible Notes due 2032 (the “Securities”), all of which have been issued and $727,029,000 of which are outstanding on the date hereof;

        WHEREAS, the Issuers desire to amend Section 6 of Exhibit A-1 to the Indenture to amend their right to redeem the Securities for cash at any time on or after July 31, 2009, and before July 31, 2013 to limit such redemption right;

        WHEREAS, it is in the best interests of the Issuers to limit such redemption right;

        WHEREAS, Section 9.01(4) of the Indenture provides that the Issuers and the Trustee may amend or supplement the Indenture without the consent of any Securityholder to make any change that does not, as evidenced by an Opinion of Counsel delivered to the Trustee, materially adversely affect the rights of any Securityholder;

        WHEREAS, an Opinion of Counsel has been delivered to the Trustee under Section 9.01(4); and

        WHEREAS, pursuant to Sections 9.01 and 9.06 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture;

        NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

        1. Definitions. All capitalized terms used but not defined herein shall have the meanings given to such terms set forth in the Indenture.

        2. Amendments. The Indenture be, and hereby is, amended as follows:

        2.1 Section 3 of Exhibit A-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

“3. Paying Agent, Conversion Agent, Registrar and Bid Solicitation Agent.

        Deutsche Bank Trust Company Americas (the “Trustee”), will act as Paying Agent, Conversion Agent, Registrar and Bid Solicitation Agent. The Issuers may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar or Bid Solicitation Agent without notice, other than notice to the Trustee, except that the Issuers will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Issuers or any of their Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar. None of the Issuers, any of their Subsidiaries or any of their Affiliates shall act as Bid Solicitation Agent.”

        2.2 Section 6 of Exhibit A-1 to the Indenture is hereby amended and restated in its entirety to read as follows:

“6. Redemption at the Option of the Issuers.

        No sinking fund is provided for the Securities. The Issuers cannot redeem the Securities before July 31, 2009. On July 31, 2009, August 2, 2010, August 1, 2011, July 31, 2012 and July 31, 2013 the Issuers may, at their option, redeem the Securities for cash in whole or in part at the Initial Principal Amount at Maturity of the Securities.

        On or after July 31, 2014, and before July 31, 2022, the Issuers may, at their option, redeem the Securities for cash at any time in whole or from time to time in part at the Initial Principal Amount at Maturity of the Securities.

        On or after July 31, 2022, the Issuers may redeem the Securities at any time in whole or in part at the Initial Principal Amount at Maturity plus accrued Contingent Additional Principal, if any. The price to be paid for any such redemption is referred to as the “Redemption Price.” The Securities will be redeemable in integral multiples of $1,000 of Principal Amount at Maturity.

        In addition to the Redemption Price payable with respect to all Securities or portions thereof to be redeemed as of a Redemption Date, the Holders of such Securities (or portions thereof) shall be entitled to receive accrued and unpaid Contingent Cash Interest, if any, with respect thereto, which Contingent Cash Interest shall be paid in cash on the Redemption Date.”

        3. Separability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        4. Modification, Amendment and Waiver. The provisions of this Supplemental Indenture may not be amended, supplemented, modified or waived except by a execution of a Supplemental Indenture executed by the Issuers, the Company and, to the extent such amendment, supplement or waiver limits or impairs the rights of any Securityholder, by such Securityholder. Any such amendment shall comply with Article 9 of the Indenture. Until an amendment, waiver or other action by Securityholders becomes effective, a consent thereto by a Securityholder of a Security hereunder is a continuing consent by the Securityholder and every subsequent Securityholder of that Security or portion of the Security that evidences the same obligation as the consenting Securityholder’s Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Securityholder or subsequent Securityholder may revoke the consent, waiver or action as to such Securityholder’s Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

        5. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. In the event of a conflict between the terms and conditions of the Indenture and the terms and conditions of this Supplemental Indenture, then the terms and conditions of this Supplemental Indenture shall prevail. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

        6. Trust Indenture Acts Controls. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939, as amended (“TIA”), that is required under the TIA to be part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provisions of the TIA that may be so modified or excluded, the provisions of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

        7. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW.

        8. Trustee Makes No Representation. The statements herein are deemed to be those of the Company, OCI or OFI, as applicable, and not of the Trustee. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

        9. Multiple Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.

        10. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

        11. Notices. Any request, demand, authorization, notice, waiver, consent or communication to any of the parties shall be made as set forth in Section 12.02 of the Indenture, as said Section may be amended hereby.

        12. Successors. All agreements of each of the Company, OCI and OFI in respect of this Supplemental Indenture shall bind its successor.

        IN WITNESS WHEREOF, this Supplemental Indenture has been duly executed by the Company, OCI and the Trustee as of the date first written above.

OMNICOM GROUP INC.

By:	/s/ Randall J. Weisenburger Name: Randall J. Weisenburger Title: Executive Vice President and Chief Financial Officer

OMNICOM CAPITAL INC.

By:	/s/ Michael J. O’Brien Name: Michael J. O’Brien Title: Secretary

OMNICOM FINANCE INC.

By:	/s/ Randall J. Weisenburger Name: Randall J. Weisenburger Title: Chief Executive Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Carol Ng Name: Carol Ng Title: Vice President

By:	/s/ Jennifer Davis Name: Jennifer Davis Title: Associate